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                                                                EXHIBIT 10.13.2


                      SECOND AMENDMENT TO SECOND RESTATED
                                CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (herein called this "Amendment") made as of the 26th day of September, 1995 by and among Cliffs Drilling Company, a Delaware corporation ("Borrower"), Cliffs Oil and Gas Company, a Delaware corporation ("COG"), Cliffs Drilling International, Inc., a Delaware corporation ("CDI") and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("Lender"),

                              W I T N E S S E T H:

         WHEREAS, Borrower, COG, CDI and Lender have entered into that certain Second Restated Credit Agreement dated as of March 28, 1994, as amended by that certain First Amendment to Second Restated Credit Agreement dated as of May 17, 1994 (as so amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lender made, and became obligated to make, loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Original Agreement for the purposes set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                 "Amendment" means this Second Amendment to Second Restated Credit Agreement.

                 "Credit Agreement" means the Original Agreement as amended hereby.
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                                  ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Letters of Credit. Clause (b)(ii) of the first sentence of Section 2.1.4 of the Original Agreement, which currently reads:
"(ii) the L/C Exposure would exceed $5,000,000", is hereby amended in its entirety to read as follows: "(ii) the L/C Exposure would exceed $10,000,000."


                                  ARTICLE III.

                          Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office, a counterpart of this Amendment executed and delivered by Borrower.


                                  ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

                 (a) The representations and warranties contained in subsections 4.1, 4.2, 4.4, 4.6 and 4.27 of Article 4 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                 (b) Borrower, COG and CDI are each duly authorized to execute and deliver this Amendment, and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower, COG and CDI have each duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower, COG and CDI hereunder.

                 (c) The execution and delivery by Borrower, COG and CDI of this Amendment, the performance by Borrower, COG and CDI of their respective obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, COG or CDI, or of any material agreement, judgment, license, order or permit applicable to




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         or binding upon Borrower, COG or CDI, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower, COG or CDI. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower, COG and CDI of this Amendment or to consummate the transactions contemplated hereby.

                 (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding instrument and agreement of Borrower, COG and CDI, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.


                                   ARTICLE V.

                                 Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Related Person under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 5.4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.





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         Section  5.5.  Counterparts.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         Section 5.6. AMENDMENT SUPERSEDING. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                           CLIFFS DRILLING COMPANY



                                           By: /s/ EDWARD A. GUTHRIE
                                               --------------------------
                                                   Edward A. Guthrie
                                                Vice President - Finance

                                           CLIFFS OIL AND GAS COMPANY



                                           By:  /s/ EDWARD A. GUTHRIE
                                               --------------------------
                                                    Edward A. Guthrie
                                                Vice President - Finance

                                           CLIFFS DRILLING INTERNATIONAL, INC.



                                           By:  /s/ EDWARD A. GUTHRIE
                                               --------------------------
                                                    Edward A. Guthrie
                                                Vice President - Finance

                                           INTERNATIONALE NEDERLANDEN (U.S.)
                                           CAPITAL CORPORATION

                                           By:   /s/  TROND ROKHOLT
                                               --------------------------
                                               Name:  Trond Rokholt
                                               Title: Vice President




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                             CONSENT AND AGREEMENT

         Each of Cliffs Oil and Gas Company and Cliffs Drilling International, Inc., hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the First Restated Guaranty dated as of December 13, 1991 (as heretofore amended) made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                           CLIFFS OIL AND GAS COMPANY

                                           By:  /s/ EDWARD A. GUTHRIE
                                                --------------------------------
                                                Edward A. Guthrie
                                                Vice President - Finance


                                           CLIFFS DRILLING INTERNATIONAL, INC.

                                           By:  /s/ EDWARD A. GUTHRIE
                                                --------------------------------
                                                Edward A. Guthrie
                                                Vice President - Finance


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